SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
October 20, 2016
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover, Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 20, 2016, Independent Bank Corp., a Massachusetts corporation (“Independent”) (NASDAQ: INDB), and Rockland Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of Independent (“Rockland Trust”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Island Bancorp, Inc., a Massachusetts corporation (“Island Bancorp”), and The Edgartown National Bank, a national banking association and wholly owned subsidiary of Island Bancorp (“Edgartown National Bank”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Island Bancorp will merge with and into Independent (the “Merger”), with Independent the surviving corporation. The Merger also contemplates that Edgartown National Bank will merge into Rockland Trust, with Rockland Trust the surviving entity.

Under the terms of the Merger Agreement, each share of Island Bancorp common stock will convert at the effective time of the Merger (other than shares held by dissenting shareholders) into the right to receive either (i) $500.00 in cash or (ii) 9.525 shares of Independent common stock. The Merger Agreement provides that 20% of the aggregate merger consideration must consist of cash and 80% of the aggregate merger consideration must consist of shares of Independent common stock.

Consummation of the Merger is subject to customary closing conditions, including, among other things, (i) approval of the transaction by Island Bancorp shareholders, (ii) the receipt of all required regulatory approvals and consents, (iii) the absence of any governmental restraint, (iv) the effectiveness of a registration statement on Form S-4, (v) subject to certain exceptions, the accuracy of representations and warranties of each party, (vi) the performance in all material respects by each party of its obligations under the Merger Agreement, (vii) the delivery of customary opinions from counsel to Independent and counsel to Island Bancorp to the effect that the receipt of stock merger consideration by Island Bancorp shareholders will be a tax-free reorganization for federal income tax purposes, subject to the exceptions provided in those opinions, and (viii) no more than ten percent (10%) of the shares of Island Bancorp have exercised their dissenters’ rights.

The Merger Agreement contains certain termination rights for both Independent and Island Bancorp, and further provides that, upon termination of the Merger Agreement under certain circumstances, Island Bancorp will pay Independent a termination fee of $900,000. Currently, the Merger is expected to be completed in the second quarter of 2017.

The Merger Agreement contains usual and customary representations and warranties that the parties made to each other as of specific dates. Those representations and warranties were made solely for purposes of the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Independent and Island Bancorp have additionally made customary covenants in the Merger Agreement, including, among others, covenants (a) not to take any action, or fail to take any action, that is reasonably likely to (i) result in any of the conditions to the Merger not being satisfied or (ii) impede each party’s ability to consummate the Merger, and (b) to cause an Island Bancorp shareholder meeting to be held to consider approval of the Merger and/or certain transactions contemplated by the Merger. In addition, Island Bancorp made certain covenants to conduct its business in the ordinary course consistent with past practice between the execution of the Merger Agreement and consummation of the Merger and for the Board of Directors of Island Bancorp to, subject to certain exceptions, recommend adoption and approval by its shareholders of the Merger Agreement.

This summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which is Exhibit 2.1 to this Form 8-K and is incorporated by reference in its entirety. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Independent or any of the other parties. Investors should read the Merger Agreement together with the other information concerning Independent and Island Bancorp that Independent publicly files in reports and statements with the Securities and Exchange Commission (the “Commission”).

Item 8.01 Other Events

A copy of the joint press release issued by Independent and Island Bancorp announcing the Merger is attached as Exhibit 99.1 and is incorporated by reference.

Forward Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent with the Commission, in press releases and in oral and written statements made by or with the approval of Independent and Island Bancorp that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.

This filing contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of Independent. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “future,” “positioned,” “continued,” “will,” “would,” “potential,” or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements.

Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to:

•	a weakening in the United States economy in general and the regional and local economies within the New England region and the Company’s market area;

•	adverse changes in the local real estate market;

•	acquisitions may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles;

•	changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;

•	higher than expected tax rates and any changes in and any failure by the Company to comply with tax laws generally and requirements of the federal New Markets Tax Credit program;

•	unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities;

•	adverse changes in asset quality including an unanticipated credit deterioration in our loan portfolio;

•	unexpected increased competition in the Company’s market area;

•	unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events;

•	a deterioration in the conditions of the securities markets;

•	our inability to adapt to changes in information technology;

•	electronic fraudulent activity within the financial services industry, especially in the commercial banking sector;

•	adverse changes in consumer spending and savings habits;

•	our inability to realize expected revenue synergies or cost savings from the acquisitions of New England Bancorp and Island Bancorp in the amounts or in the timeframe anticipated;

•	our inability to retain customers and key employees of Bank of Cape Cod and Edgartown National Bank;

•	our inability to successfully integrate Bank of Cape Cod and Edgartown National Bank or that such integration will be more difficult, time-consuming or costly than expected;

•	our inability to obtain regulatory approval of the Merger in the time-frame expected;

•	the effect of new laws and regulations regarding the financial services industry;

•	changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business;

•
changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; and,

•	other unexpected material adverse changes in our operations or earnings.

Independent wishes to caution readers not to place undue reliance on any forward-looking statements as Independent’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties included in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, Independent disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by Independent following this filing which modify or impact any of the forward-looking statements contained in this filing will be deemed to modify or supersede such statements in this filing. In addition to the information set forth in this filing, you should carefully consider the Risk Factors.

Additional Information and Where to Find It:

In connection with the proposed Merger, Independent intends to file with the Commission a Registration Statement on Form S-4 containing a proxy statement of Island Bancorp and a prospectus of Independent. This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Investors and security holders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the registration statement (when available), including the proxy statement/prospectus and other documents filed by Independent with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded, free of charge, at Independent’s web site at www.RocklandTrust.com under the tab “Investor

Relations” and then under the heading “SEC Filings” or by directing a request to Investor Relations, Independent, 288 Union Street, Rockland, Massachusetts 02370, telephone (781) 982-6737.

Participants in the Solicitation:

This filing is not a solicitation of a proxy from any security holder of Island Bancorp. However, Independent, Island Bancorp, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from shareholders of Island Bancorp. in respect of the proposed transaction. Information regarding the directors and executive officers of Independent may be found in its definitive proxy statement relating to its 2016 Annual Meeting of Shareholders, which was filed with the Commission on March 30, 2016 and its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Commission on February 25, 2016, each of which can be obtained free of charge from Independent’s website. Information regarding the directors and executive officers of Island Bancorp, the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Item 9.01 Financial Statements and Exhibits

a.	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Rockland Trust Company, Island Bancorp, Inc. and The Edgartown National Bank, dated as of October 20, 2016
99.1	Press Release dated October 20, 2016

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
Date: October 20, 2016	BY: /s/ Edward H. Seksay
Edward H. Seksay
General Counsel

Exhibit Index

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Rockland Trust Company, Island Bancorp, Inc. and The Edgartown National Bank, dated as of October 20, 2016
99.1	Press Release dated October 20, 2016